                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                 April 17, 2003

                               CHEMED CORPORATION
             (Exact name of registrant as specified in its charter)

              Delaware              1-8351                31-0791746
       (State or other      (Commission File Number)   (I.R.S. Employer
        jurisdiction of                                  Identification
        incorporation)                                        Number)

          2600 Chemed Center, 255 East 5th Street, Cincinnati, OH 45202
          (Address of principal executive offices)            (Zip Code)

               Registrant's telephone number, including area code:
                                 (513) 762-6900

                                   Page 1 of 2

Item 7. Financial Statements

     (99) Press release dated April 17, 2003         E-1 through E-5

          Item 9. Regulation FD Disclosure

     Chemed Corporation ("Company") reported its results of
operations for the first quarter of 2003 on April 17, 2003.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHEMED CORPORATION

Dated: April 17, 2003           By:   /s/Arthur V. Tucker, Jr.
       --------------                -------------------------
                                      Arthur V. Tucker, Jr.
                                      Vice President and Controller

                                   Page 2 of 2